PPM AMERICA FUNDS

                                  ANNUAL REPORT

                                DECEMBER 31, 1999

DEAR SHAREHOLDER:
This report relates to the operations of the PPM America Funds for the period ended December 31, 1999. The following Money Manager commentaries, graphs and tables provide you with information regarding each Funds' performance during the period.

[PPM AMERICA LOGO]
              PPM AMERICA VALUE EQUITY FUND

              PPM AMERICA, INC.

              TEAM MANAGEMENT

OBJECTIVE:

The Fund will invest at least 65% of its assets in the common stocks of U.S. domiciled companies that have a market value in excess of $2.5 billion and which the adviser believes are undervalued relative to the stocks which comprise the S&P 500 Index. The Fund may also invest up to 25% of its assets in the common stocks of U.S. exchange-traded foreign companies that the adviser believes are selling for low prices.

MONEY MANAGER COMMENTARY:

The U.S. equity market rose to unprecedented valuation levels in 1999 with the S&P 500 Stock Index producing its fifth consecutive 20%+ annual return. This represents the best cumulative 5-year return in recorded market history since 1926. The market in 1999, however, was quite narrow. The rise was driven by the technology sector and the stocks of a relative handful of very large companies. The technology sector rose almost 79% for the year and its weighting reached over 25% of the overall S&P 500 Index by year-end. This was almost double the weighting of the sector at the end of 1998. The largest 25 stocks (by market capitalization) represented approximately 43% of the overall S&P 500 Index and the largest 10 stocks alone comprised 25% by the end of the year.

PPM America's investment philosophy is based on the belief that a diversified portfolio of undervalued stocks will outperform the market over the long-term. We use a fundamental research process that seeks to identify stocks that are at significant valuation discounts to the market for temporary and/or non-fundamental reasons. The Fund's investments are priced at a significantly lower-than-market price/earnings ratio (compared to the S&P 500 Index) and a higher-than-market dividend yield. The Fund has larger-than-index weightings in the auto, financial, transportation and basic material sectors. Due to their extremely high valuations, the Fund has relatively low exposures to the technology and health care sectors.

Unfortunately, we believe that the market's euphoria over the internet and other technology sectors has led many investors (both institutional and retail) to ignore valuation principles and fundamentals. The result is that value-oriented investors like us significantly underperformed the overall market and growth stock investors. The Fund's return for 1999 was a disappointing - 0.82% compared to the 21.04% return of the overall S&P 500 Index. We remain committed to our investment principles and our belief in the long-term benefits of value investing.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

PPM AMERICA VALUE EQUITY FUND, THE S&P 500 INDEX AND THE

S&P 500/BARRA VALUE INDEX

[LINE GRAPH]

                                                PPM AMERICA VALUE EQUITY                                   S&P 500/BARRA VALUE
                                                          FUND                    S&P 500 INDEX                   INDEX
                                                ------------------------          -------------            -------------------
12/23/1998                                              10000.00                    10000.00                    10000.00
12/31                                                   10130.00                    10009.00                    10047.00
                                                        10110.00                    10428.00                    10250.00
                                                         9950.00                    10104.00                    10029.00
3/31                                                    10010.00                    10508.00                    10333.00
                                                        11091.00                    10915.00                    11224.00
                                                        11091.00                    10657.00                    11022.00
6/30                                                    11372.00                    11248.00                    11445.00
                                                        10911.00                    10897.00                    11093.00
                                                        10471.00                    10843.00                    10811.00
9/30                                                     9990.00                    10546.00                    10388.00
                                                        10130.00                    11213.00                    10975.00
                                                        10050.00                    11441.00                    10911.00
12/31/1999                                              10048.00                    12115.00                    11321.00


                                                    AVERAGE ANNUAL

                                                    TOTAL RETURN

                                                    1
                                        year...                           -0.82%
                                                    Since
                                  inception*...                            0.47%
                                                    Past performance is not
                                                    predictive of future
                                                    performance. Investment
                                                    return and principal
                                                    value will fluctuate so
                                                    that an investor's
                                                    shares, when redeemed,
                                                    may be more or less than
                                                    their original cost.
                                                    Performance numbers are
                                                    net of all Fund operating
---------------                                     expenses.
* Inception date December 23, 1998.

[PPM AMERICA LOGO]
              PPM AMERICA SMALL CAP VALUE EQUITY FUND

              PPM AMERICA, INC.

              TEAM MANAGEMENT

OBJECTIVE:

The Fund will invest at least 65% of its assets in the common stocks of U.S. domiciled companies that have a market value less than $2.5 billion at the time of purchase and which the adviser believes are undervalued relative to the value of those issuers that have similar market values. The Fund may also invest up to 25% of its assets in the common stocks of U.S. exchange-traded foreign companies that the adviser believes are selling for low prices.

MONEY MANAGER COMMENTARY:

The U.S. equity market rose to unprecedented valuation levels in 1999 with the S&P 500 Stock Index producing its fifth consecutive 20%+ annual return. This represents the best cumulative 5-year return in recorded market history since 1926. The overall small cap sector of the market also participated with the Russell 2000 Index up over 21%. Performance, however, was driven by the technology sector. As a result, the Russell 2000 Growth Index outperformed the Russell 2000 Value Index by its widest margin since the inception of these indices. The Russell 2000 Growth Index rose 43.10% for the year while the Russell 2000 Value Index actually fell 1.49%. A significant portion of this difference occurred just in the fourth quarter, as the Russell 2000 Growth Index rose 33.39% for the quarter while the Russell 2000 Value Index rose only 1.53%. Most industry sectors in the Russell 2000 Value Index produced negative returns for the year while the technology sector in the Russell 2000 Growth Index rose almost 108%.

PPM America's investment philosophy is based on the belief that a diversified portfolio of undervalued stocks will outperform the market over the long-term. We use a fundamental research process that seeks to identify stocks that are at significant valuation discounts to the market for temporary and/or non-fundamental reasons. The thrust of this approach is to seek investments where current investor enthusiasm is low with the expectation that superior returns will be generated as the investment community's perceptions of these stocks improve. The Fund has larger-than-index weightings in the auto, bank, apparel and basic material sectors. Due to their extremely high valuations, the Fund has relatively low exposures to the technology and healthcare sectors.

Unfortunately, we believe that the market's euphoria over the internet and other technology sectors has led many investors (both institutional and retail) to ignore valuation principles and fundamentals. The result is that value-oriented investors like us significantly underperformed the overall small cap market and growth stock investors. The Fund's return for 1999 was -13.36% compared to the 21.35% return of the Russell 2000 Index. We remain committed to our investment principles and our belief in the long-term benefits of value investing.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

PPM AMERICA SMALL CAP VALUE EQUITY FUND, THE RUSSELL 1000 VALUE INDEX AND THE RUSSELL 2000 INDEX

[LINE GRAPH]

                                                  PPM AMERICA SMALL CAP
                                                    VALUE EQUITY FUND       RUSSELL 1000 VALUE INDEX       RUSSELL 2000 INDEX
                                                  ---------------------     ------------------------       ------------------
12/23/1998                                              10000.00                    10000.00                    10000.00
12/31                                                   10388.00                    10064.00                    10432.00
                                                         9928.00                    10149.00                    10567.00
                                                         9328.00                     9980.00                     9715.00
3/31                                                     8987.00                    10170.00                     9865.00
                                                         9928.00                    11113.00                    10748.00
                                                        10308.00                    10963.00                    10906.00
6/30                                                    10368.00                    11272.00                    11396.00
                                                        10288.00                    10924.00                    11082.00
                                                         9668.00                    10496.00                    10674.00
9/30                                                     9287.00                    10114.00                    10674.00
                                                         9267.00                    10662.00                    10719.00
                                                         9087.00                    10572.00                    11372.00
12/31/1999                                               9001.00                    10606.00                    12659.00

                                                    AVERAGE ANNUAL

                                                    TOTAL RETURN

                                                    1
                                         year...                         -13.36%
                                                    Since
                                  inception*...                           -9.76%
                                                    Past performance is not
                                                    predictive of future
                                                    performance. Investment
                                                    return and principal
                                                    value will fluctuate so
                                                    that an investor's
                                                    shares, when redeemed,
                                                    may be more or less than
                                                    their original cost.
                                                    Performance numbers are
                                                    net of all Fund operating
---------------                                     expenses.
* Inception date December 23, 1998.

[PPM AMERICA LOGO]
              PPM AMERICA HIGH YIELD BOND FUND

              PPM AMERICA, INC.

              TEAM MANAGEMENT

OBJECTIVE:

The Fund will invest at least 65% of its assets in fixed-income securities that are higher-yielding, non-investment grade corporate bonds with maturities exceeding three years. The Fund may also invest up to 25% of its assets in U.S. dollar-denominated fixed-income or equity securities of foreign companies.

MONEY MANAGER COMMENTARY:

The U.S. high yield market, as measured by the Lehman Brothers High Yield Index, returned 2.39% in 1999, outperforming all other domestic fixed income sectors for the year. As interest rates rose throughout the year, most fixed income classes posted negative returns, and 30-year Treasuries had their worst year ever. The high yield market, however, started the year out strong. While Treasury yields rose over 100 basis points in the first half of the year, high yield spreads contracted by a similar amount. Primary issuance was healthy and investor demand was robust. Heading into the second half of 1999, market sentiment changed. Inflation fears surfaced and escalating default rates caught the market's attention. During the next several months, the high yield market earned negative returns. New issue supply was limited, as deals were cancelled due to lack of investor demand. Finally, as the year drew to a close, a rally in the equity markets and stabilization in interest rates led to a rebound in the high yield market. New issuance resumed and the year ended positively, with November and December posting healthy returns.

Our approach to managing the fund is based on relative value. We focus on purchasing individual securities which are attractively priced and have the potential to outperform the benchmark, within the context of industry weightings which are derived from the same factors. In 1999, this approach led to an emphasis on single-B rated credits, but security and industry selection were generally defensive.

The Fund returned 1.83% for the period from inception on June 7, 1999 through December 31, 1999, outperforming the Lehman Brothers High Yield Index of - 0.02% by 185 basis points. Most of the outperformance occurred during the month of October, when the Funds' defensive positioning benefited its performance during this period of difficult high yield market conditions.

We expect the high yield market conditions to improve in 2000, with expected returns trending closer to historical averages. The Lehman Brothers High Yield Index has returned an annual average of 11.69% over the last 15 years. Underpinning our outlook is the expectation for continued solid GDP growth and greater stability in interest rates. Current yields on high yield bonds are approaching historical peaks, making the asset class attractive and compensating investors for the higher default rates. After lighter supply in 1999, and a relatively large cash buildup by investors concerned about Y2K, demand is expected to be healthy. Major risks include greater than expected interest rate increases, equity market volatility, a surge in supply that the market is unable to adequately absorb, and another significant uptick in default rates, after what appeared to be a moderation in the second half of 1999.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

PPM AMERICA HIGH YIELD BOND FUND AND THE

LEHMAN BROTHERS HIGH YIELD INDEX
[LINE GRAPH]

                                                                PPM AMERICA HIGH YIELD BOND
                                                                            FUND                 LEHMAN BROTHERS HIGH YIELD INDEX
                                                                ---------------------------      --------------------------------
6/07/1999                                                                 10000.00                           10000.00
6/30                                                                      10000.00                            9979.00
                                                                          10040.00                           10019.00
                                                                          10000.00                            9908.00
9/30                                                                       9960.00                            9837.00
                                                                           9980.00                            9772.00
                                                                          10100.00                            9887.00
12/31/1999                                                                10183.00                            9998.00


                                                    TOTAL RETURN FOR THE PERIOD

                                                    FROM JUNE 7, 1999* TO

                                                    DECEMBER 31, 1999...........
                                                                           1.83%
                                                    Past performance is not
                                                    predictive of future
                                                    performance. Investment
                                                    return and principal
                                                    value will fluctuate so
                                                    that an investor's
                                                    shares, when redeemed,
                                                    may be more or less than
                                                    their original cost.
                                                    Performance numbers are
                                                    net of all Fund operating
                                                    expenses.
---------------
* Commencement of operations.

                                PPM AMERICA FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                (in thousands, except net asset value per share)

                                DECEMBER 31, 1999



                                                        PPM AMERICA             PPM AMERICA              PPM AMERICA
                                                           VALUE                 SMALL CAP                HIGH YIELD
                                                        EQUITY FUND          VALUE EQUITY FUND            BOND FUND
                                                   ----------------------  -----------------------  -----------------------

ASSETS
Investments in securities, at cost .................           $ 25,926             $ 25,569             $ 25,285
                                                               ========             ========             ========

Investments in securities, at value ................           $ 22,959             $ 22,193             $ 24,641
Cash ...............................................               --                   --                    277
Receivables:
Dividends and interest .............................                 48                   14                  556
Reimbursement from adviser .........................                 12                    9                    7
                                                               --------             --------             --------
TOTAL ASSETS .......................................             23,019               22,216               25,481
                                                               --------             --------             --------

LIABILITIES
Cash overdraft .....................................                121                   56                 --
Payable:
Advisory fees ......................................                 15                   17                   14
Other liabilities ..................................                 18                   18                   19
                                                               --------             --------             --------
TOTAL LIABILITIES ..................................                154                   91                   33
                                                               --------             --------             --------
NET ASSETS .........................................           $ 22,865             $ 22,125             $ 25,448
                                                               ========             ========             ========

NET ASSETS CONSIST OF:
Paid-in capital ....................................           $ 25,834             $ 25,366             $ 26,307
Distributions in excess of net
investment income...................................               --                   --                     (7)
Accumulated net realized gain (loss)
on investments .....................................                 (2)                 135                 (208)
Net unrealized depreciation on investments .........             (2,967)              (3,376)                (644)
                                                               --------             --------             --------
NET ASSETS .........................................           $ 22,865             $ 22,125             $ 25,448
                                                               ========             ========             ========

TOTAL SHARES OUTSTANDING (NO PAR VALUE),
UNLIMITED SHARES AUTHORIZED ........................              4,738                5,019                5,271
                                                               ========             ========             ========

NET ASSET VALUE PER SHARE ..........................           $   4.83             $   4.41             $   4.83
                                                               ========             ========             ========

                     See notes to the financial statem1ents.

                                PPM AMERICA FUNDS

                            STATEMENTS OF OPERATIONS
                                 (in thousands)

                     FOR THE PERIOD ENDED DECEMBER 31, 1999



                                                      PPM AMERICA             PPM AMERICA              PPM AMERICA
                                                         VALUE                 SMALL CAP                HIGH YIELD
                                                      EQUITY FUND          VALUE EQUITY FUND            BOND FUND*
                                                 ----------------------- -----------------------  -----------------------
INVESTMENT INCOME
Dividends ..........................................           $   375               $   373              $    --
Interest ...........................................                15                    12                1,421
                                                               --------             --------             --------
TOTAL INVESTMENT INCOME ............................               390                   385                1,421
                                                               --------             --------             --------

EXPENSES
Advisory fees ......................................               120                   152                   93
Custodian fees .....................................                 6                     4                    3
Portfolio accounting fees ..........................                33                    34                   21
Professional fees ..................................                20                    19                   17
Registration fees ..................................                10                    10                   10
Transfer agent fees ................................                23                    23                   11
Other ..............................................                12                    13                   10
                                                               --------             --------             --------
TOTAL OPERATING EXPENSES ...........................               224                   255                  165
Less reimbursement from adviser ....................                74                    69                   44
                                                               --------             --------             --------
NET EXPENSES .......................................               150                   186                  121
                                                               --------             --------             --------
NET INVESTMENT INCOME ..............................               240                   199                1,300
                                                               --------             --------             --------

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments ............               616                   358                 (208)
Net change in unrealized appreciation
(depreciation) on investments ......................            (3,025)               (3,753)                (644)
                                                               --------             --------             --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) .........            (2,409)               (3,395)                (852)
                                                               --------             --------             --------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS ..........................           $(2,169)              $(3,196)             $   448
                                                               ========             ========             ========

--------------------------------------------------------------------------------
* For the period beginning June 7, 1999 (commencement of operations).


                     See notes to the financial statements.

                                PPM AMERICA FUNDS

                       STATEMENTS OF CHANGES IN NET ASSETS
                                 (in thousands)




                                                                                                                       PPM AMERICA
                                                      PPM AMERICA VALUE                   PPM AMERICA SMALL CAP        HIGH YIELD
                                                         EQUITY FUND                        VALUE EQUITY FUND           BOND FUND
                                             ------------------- -------------    --------------------------------  ----------------
                                                                   PERIOD FROM                      PERIOD FROM        PERIOD FROM
                                                   YEAR            DECEMBER 23,          YEAR       DECEMBER 23,          JUNE 7,
                                                   ENDED             1998* TO            ENDED        1998* TO            1999* TO
                                               DECEMBER 31,        DECEMBER 31,      DECEMBER 31,   DECEMBER 31,      DECEMBER 31,
                                                   1999                1998              1999              1998          1999
                                             ---------------    --------------    ----------------   -------------  ----------------
OPERATIONS:
  Net investment income ............................   $    240        $      5        $    199        $      8        $  1,300
  Net realized gain (loss) on investments ..........        616            --               358            --              (208)
  Net change in unrealized appreciation
      (depreciation) on investments ................     (3,025)             58          (3,753)            378            (644)
                                                       --------        --------        --------        --------        --------
  Net increase (decrease) in net assets
      from operations ..............................     (2,169)             63          (3,196)            386             448
                                                       --------        --------        --------        --------        --------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income .......................       (240)             (5)           (199)             (8)         (1,307)
  From net realized gains on investments ...........       (618)           --              (223)           --              --
                                                       --------        --------        --------        --------        --------
  Total distributions to shareholders ..............       (858)             (5)           (422)             (8)         (1,307)
                                                       --------        --------        --------        --------        --------

SHARE TRANSACTIONS:
  Proceeds from the sale of shares .................     20,000           5,100          15,000          10,000          25,000
  Reinvestment of distributions ....................        729               5             357               8           1,307
  Cost of shares redeemed ..........................       --              --              --              --              --
                                                       --------        --------        --------        --------        --------
  Net increase in net assets from share
      transactions .................................     20,729           5,105          15,357          10,008          26,307
                                                       --------        --------        --------        --------        --------

NET INCREASE IN NET ASSETS .........................     17,702           5,163          11,739          10,386          25,448

NET ASSETS BEGINNING OF PERIOD .....................      5,163            --            10,386            --              --
                                                       --------        --------        --------        --------        --------

NET ASSETS END OF PERIOD ...........................   $ 22,865        $  5,163        $ 22,125        $ 10,386        $ 25,448
                                                       ========        ========        ========        ========        ========

DISTRIBUTIONS IN EXCESS OF NET
  INVESTMENT INCOME ................................   $   --          $   --          $   --          $   --          $     (7)
                                                       ========        ========        ========        ========        ========

--------------------------------------------------------------------------------
*       Commencement of operations.

                     See notes to the financial statements.

                                PPM AMERICA FUNDS

                              FINANCIAL HIGHLIGHTS

                                                           PPM AMERICA                        PPM AMERICA               PPM AMERICA
                                                              VALUE                         SMALL CAP VALUE             HIGH YIELD
                                                           EQUITY FUND                        EQUITY FUND               BOND FUND
                                                    --------------------------------  -----------------------------   --------------
                                                                       PERIOD FROM                   PERIOD FROM      PERIOD FROM
                                                         YEAR          DECEMBER 23,       YEAR       DECEMBER 23,       JUNE 7,
                                                         ENDED          1998* TO         ENDED         1998* TO         1999* TO
                                                      DECEMBER 31,     DECEMBER 31,     DECEMBER 31,  DECEMBER 31,     DECEMBER 31,
                                                          1999            1998             1999           1998            1998
                                                    ---------------   --------------  -------------    ------------   --------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD ................    $    5.06    $      5.00     $   5.19           $ 5.00       $    5.00
INCOME FROM OPERATIONS:
   Net investment income ............................         0.05           0.01         0.04             0.01            0.26
   Net realized and unrealized gains
    (losses) on investments .........................        (0.10)          0.06        (0.73)            0.19           (0.17)
                                                         ---------    -----------     --------          -------       ---------
   Total income (loss) from operations ..............        (0.05)          0.07        (0.69)            0.20            0.09
                                                         ---------    -----------     --------          -------       ---------

LESS DISTRIBUTIONS:
   From net investment income
                                                             (0.05)         (0.01)       (0.04)           (0.01)          (0.26)
   From net realized gains on investment
    transactions ....................................        (0.13)            --        (0.05)              --              --
                                                         ---------    -----------     --------          -------       ---------
   Total distributions ..............................        (0.18)         (0.01)       (0.09)           (0.01)          (0.26)
                                                         ---------    -----------     --------          -------       ---------
   Net increase (decrease) ..........................        (0.23)          0.06        (0.78)            0.19           (0.17)
                                                         ---------    -----------     --------          -------       ---------

NET ASSET VALUE, END OF PERIOD ......................    $    4.83    $      5.06     $   4.41          $  5.19       $    4.83
                                                         =========    ===========     ========          =======       =========

TOTAL RETURN (A) ....................................        (0.82)%         1.24%      (13.36)%           3.86%           1.83%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands) .........    $  22,865    $     5,163     $ 22,125          $10,386       $   25,448
   Ratio of net operating expenses to
    average net assets (b) ..........................         1.00%          1.00%        1.10%            1.10%           0.85%
   Ratio of net investment income to
    average net assets (b) ..........................         1.60%          4.76%        1.18%            3.81%           9.14%
   Portfolio turnover ...............................        45.51%            --        52.51%              --           31.54%

RATIO INFORMATION ASSUMING NO EXPENSE
   REIMBURSEMENT OR FEES PAID INDIRECTLY
   Ratio of expenses to average net
    assets (b) ......................................         1.49%          5.42%        1.51%            3.26%           1.16%
   Ratio of net investment income to
    average net assets (b) ..........................         1.11%          0.34%        0.77%            1.65%           8.83%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for the periods less than one year.
(b)  Annualized for the periods less than one year.

                     See notes to the financial statements.

-------------------------------------------------------------------------------
                                PPM AMERICA FUNDS
                        NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

     PPM America Funds (the "Trust") is an open-end management investment company comprised of PPM America Value Equity Fund, PPM America Small Cap Value Equity Fund and PPM America High Yield Bond Fund (collectively the "Funds"). The Trust is organized under the laws of Massachusetts. The Trust is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act").

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     SECURITY VALUATION -- Equity securities listed on a U.S. securities exchange or NASDAQ National Market for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Unlisted securities and listed securities not traded on the valuation date or for which market quotations are not readily available, are determined in good faith at a fair value using methods approved by the Board of Trustees. Bonds are valued on the basis of prices furnished by pricing services which takes into account institutional size trading in similar groups of securities. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income, including level-yield amortization of discounts and premiums, is accrued daily. Realized gains and losses are determined on the specific identification basis.

     UNREGISTERED SECURITIES -- A Fund may own certain investment securities which are unregistered and thus restricted to resale. These securities are valued by the Funds after giving due consideration to pertinent factors including prices of related registered securities, recent private sales, market conditions and the issuer's financial performance. Where future dispositions of the securities require registration under the Securities Act of 1933, the Funds have the right to include their securities in such registration generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

     REPURCHASE AGREEMENTS -- A Fund may invest in repurchase agreements. A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally by a bank or broker-dealer) to repurchase that security back from the Fund at a specified price and date or upon demand. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until the maturity of the repurchase agreement. Procedures for all repurchase agreements have been designed to assure that the daily market value of the collateral is in excess of the repurchase agreement in the event of default.

     DISTRIBUTIONS TO SHAREHOLDERS -- The Funds normally declare and pay dividends from net investment income annually, but may do so more frequently to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

     FEDERAL INCOME TAXES -- The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute income in amounts that will avoid federal income or excise taxes for each Fund. A Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

--------------------------------------------------------------------------------
                                PPM AMERICA FUNDS
                  NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 3.  INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH AFFILIATES

      Each Fund has an investment advisory agreement with PPM America, Inc. ("PPM America"). Each Fund pays an advisory fee, calculated daily and paid monthly, based on average daily net assets, at the annual rate of 0.80% for the PPM America Value Equity Fund, 0.90% for the PPM America Small Cap Value Equity Fund and 0.65% for the PPM America High Yield Bond Fund.

      Jackson National Financial Services, LLC ("JNFS"), an affiliate, provides fund accounting and administrative services to the Funds. For its services, JNFS is paid $27,000 per Fund per year plus 0.04% of the average daily net assets of each Fund.

      PPM America has voluntarily agreed to reimburse each of the Funds for total annual operating expenses (excluding advisory fees) which exceed 0.20% of the Fund's average daily net assets. These voluntary reimbursements may be modified or discontinued at any time.

      Trustees and officers of the Trust who are affiliated persons receive no compensation from the Trust. Trustees who are not interested persons of the Trust, as defined in the 1940 Act, collectively received $8,000 in compensation from the Trust for the year ended December 31, 1999.

      The Trust's distributor is National Planning Corporation, an affiliate.

      Prudential  Plc  and  Jackson  National  Life  Insurance   Company,   both
affiliates of PPM America, own substantially all of the outstanding shares of the Trust.

NOTE 4.  SECURITY  TRANSACTIONS

     During the period ended December 31, 1999, the cost of purchases and proceeds from sales and maturities of securities, other than short-term investments, were as follows (in thousands):

                                                 COST OF     PROCEEDS FROM SALES
                                                PURCHASES       AND MATURITIES
                                                ---------       --------------

PPM America Value Equity Fund ...............   $  27,054      $   6,939
PPM America Small Cap Value Equity Fund .....      24,214          9,021
PPM America High Yield Bond Fund ............      32,460          7,639


     The federal income tax cost basis and gross unrealized appreciation and depreciation on investments as of December 31, 1999, were as follows (in thousands):


                                                      TAX             GROSS            GROSS          UNREALIZED
                                                      COST         UNREALIZED        UNREALIZED      APPRECIATION
                                                     BASIS        APPRECIATION      DEPRECIATION    (DEPRECIATION)
                                                     -----        ------------      ------------    --------------

PPM America Value Equity Fund ...............   $      25,974   $           707     $     (4,278)         $ (3,571)
PPM America Small Cap Value Equity Fund .....          25,764               936           (3,951)           (3,015)
PPM America High Yield Bond Fund ............          25,286               271             (916)             (645)

     At December 31, 1999, the PPM America High Yield Bond Fund had accumulated net realized capital loss carryovers for federal income tax purposes of $197,391 (expiring in 2007), which may be used to offset future capital gains.

--------------------------------------------------------------------------------
                                PPM AMERICA FUNDS
                  NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 5.  FUND TRANSACTIONS

     Transactions of fund shares (in thousands) for the period ended December 31, 1999, were as follows:


                                              SHARES       DISTRIBUTIONS      SHARES          NET
                                            PURCHASED       REINVESTED       REDEEMED      INCREASE
                                            ---------       ----------       --------      --------

PPM America Value Equity Fund ..............     3,565        152              -            3,717
PPM America Small Cap Value Equity Fund ....     2,935         82              -            3,017
PPM America High Yield Bond Fund ...........     5,000        271              -            5,271

     Transactions of fund shares (in thousands) for the period ended December 31, 1998, were as follows:


                                               SHARES       DISTRIBUTIONS      SHARES          NET
                                             PURCHASED       REINVESTED       REDEEMED      INCREASE
                                             ---------       ----------       --------      --------

PPM America Value Equity Fund ..............     1,020          1              -            1,021
PPM America Small Cap Value Equity Fund ....     2,000          2              -            2,002

                          PPM AMERICA VALUE EQUITY FUND

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999

                                     SHARES OR  MARKET
                                     PRINCIPAL    VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

COMMON STOCKS - 99.57%

AEROSPACE & DEFENSE - 3.97%
   Lockheed Martin Corp.                23,800  $      521
   United Technologies Corp.             6,000         390
                                                -----------
                                                       911

APPAREL - 3.58%
   Liz Claiborne Inc.                    8,700         327
   V.F. Corp.                           16,500         495
                                                -----------
                                                       822

AUTO MANUFACTURERS - 4.04%
   Ford Motor Co.                        8,900         476
   General Motors Corp.                  6,200         451
                                                -----------
                                                       927

AUTO PARTS & EQUIPMENT - 3.58%
   Delphi Automotive Systems Corp.      23,400         369
   TRW Inc.                              8,700         452
                                                -----------
                                                       821

BANKS - 7.08%
   Bank of America Corp.                10,700         537
   Chase Manhattan Corp.                 5,000         388
   KeyCorp                              21,700         480
   Union Planters Corp.                  5,600         221
                                                -----------
                                                     1,626

CHEMICALS - 2.09%
   Rohm & Haas Co.                      11,800         480

ELECTRIC - 3.86%
   FirstEnergy Corp.                    19,300         438
   GPU Inc.                             15,000         449
                                                -----------
                                                       887

ELECTRONICS - 2.01%
   Parker Hannifin Corp.                 9,000         462

FOREST PRODUCTS & PAPER - 3.80%
   Fort James Corp.                     16,800         460
   Mead Corp.                            9,500         413
                                                -----------
                                                       873

HEALTHCARE - 2.27%
   Columbia/HCA Healthcare Corp.        17,800         522

HOME FURNISHINGS - 1.65%
   Maytag Corp.                          7,900         379

INSURANCE - 8.63%
   Aetna Inc.                            9,300         519
   American Financial Group Inc.         8,700         229
   American General Corp.                3,000         228

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

   Cigna Corp.                           5,600  $      451
   Hartford Financial Services
   Group Inc.                           11,700         554
                                                -----------
                                                     1,981

IRON & STEEL - 1.96%
   Nucor Corp.                           8,200         450

LEISURE TIME - 1.38%
   Brunswick Corp.                      14,200         316

MANUFACTURING - 5.00%
   Cooper Industries Inc.                7,700         311
   ITT Industries Inc.                  10,400         348
   PPG Industries Inc.                   7,800         488
                                                -----------
                                                     1,147

METALS & MINING - 2.31%
   Phelps Dodge Corp.                    7,900         530

OFFICE & BUSINESS EQUIPMENT - 3.28%
   Harris Corp.                         12,800         342
   Xerox Corp.                          18,100         411
                                                -----------
                                                       753

OIL & GAS PRODUCERS - 6.37%
   Ashland Inc.                         12,000         395
   Chevron Corp.                         2,600         225
   Occidental Petroleum Corp.           20,900         452
   Phillips Petroleum Co.                8,300         390
                                                -----------
                                                     1,462

PACKAGING & CONTAINERS - 0.89%
   Pactiv Corp. (a)                     19,300         205

RETAIL - 6.53%
   Federated Department Stores Inc.
   (a)                                  11,600         587
   K Mart Corp. (a)                     53,200         535
   Sears, Roebuck & Co.                 12,400         377
                                                -----------
                                                     1,499

SAVINGS & LOANS - 5.88%
   Charter One Financial Inc.           28,200         539
   Sovereign Bancorp Inc.               43,300         323
   Washington Mutual Inc.               18,800         489
                                                -----------
                                                     1,351

SOFTWARE - 2.10%
   Computer Associates
   International Inc.                    6,900         483

TELECOMMUNICATIONS - 11.05%
   Bell Atlantic Corp.                   6,800         419
   BellSouth Corp.                       7,400         346
   CenturyTel Inc.                       7,000         332
   GTE Corp.                             6,000         423
   SBC Communications Inc.               9,800         478
   US West Inc.                          7,500         540
                                                -----------
                                                     2,538

                     See notes to the financial statements.

                          PPM AMERICA VALUE EQUITY FUND

                                       SHARES OR    MARKET
                                       PRINCIPAL    VALUE
                                        AMOUNT     (000'S)
-----------------------------------------------------------

TOBACCO - 2.87%
   Philip Morris Cos. Inc.              16,400  $      380
   RJ Reynolds Tobacco Holdings Inc.    15,800         278
                                                -----------
                                                       658

TRANSPORTATION - 3.39%
   Burlington Northern Santa Fe
   Corp.                                14,900         361
   CSX Corp.                            13,300         417
                                                -----------
                                                       778
                                                -----------

     Total Common Stocks
       (cost $25,828)                               22,861
                                                -----------

                                     SHARES OR    MARKET
                                     PRINCIPAL    VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

SHORT TERM INVESTMENTS - 0.43%

MONEY MARKET FUND - 0.43%
   Dreyfus Cash Management
    Plus, 5.53% (b)                     98,346  $       98
                                                -----------

     Total Short Term Investments
       (cost $98)                                       98
                                                -----------

TOTAL INVESTMENTS - 100%
  (cost $25,926)                                $   22,959
                                                ===========

--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yields change daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1999.

                     See notes to the financial statements.

                     PPM AMERICA SMALL CAP VALUE EQUITY FUND

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999


                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

COMMON STOCKS - 99.77%

AEROSPACE & DEFENSE - 5.35%
   Alliant Techsystems Inc. (a)         10,300  $      642
   GenCorp Inc.                         55,300         546
                                                -----------
                                                     1,188

APPAREL - 7.00%
   Columbia Sportswear Co. (a)          30,500         656
   Garan Inc.                           14,100         404
   Nautica Enterprises Inc. (a)         43,600         493
                                                -----------
                                                     1,553

AUTO PARTS & EQUIPMENT - 3.05%
   Superior Industries
   International Inc.                   25,200         676

BANKS - 7.81%
   CCB Financial Corp.                   7,100         309
   GBC Bancorp                          11,300         218
   Hudson United Bancorp                24,205         619
   Peoples Heritage Financial Group
   Inc.                                 39,000         588
                                                -----------
                                                     1,734

BUILDING MATERIALS - 2.63%
   Omnova Solutions Inc.                75,300         584

CHEMICALS - 2.56%
   Ferro Corp.                          25,800         568

COMMERICAL SERVICES - 2.96%
   Franklin Covey Co. (a)               87,500         656

ELECTRIC - 3.56%
   Black Hills Corp.                    17,500         388
   Sierra Pacific Resources             23,200         402
                                                -----------
                                                       790

ELECTRICAL COMPONENTS & EQUIPMENT - 2.94%
   Lanier Worldwide Inc. (a)           168,600         653

FOOD - 2.62%
   Bob Evans Farms Inc.                 37,700         582

HAND & MACHINE TOOLS - 2.98%
   Kennametal Inc.                      19,700         662

HEALTHCARE - 2.66%
   Triad Hospitals Inc. (a)             39,100         591

HOME BUILDERS - 2.56%
   Champion Enterprises Inc. (a)        66,500         569

HOUSEWARES - 2.42%
   National Presto Industries Inc.      15,100         536

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

INSURANCE - 3.99%
   American Financial Group Inc.        21,100  $      557
   ReliaStar Financial Corp.             8,400         329
                                                -----------
                                                       886

IRON & STEEL - 7.60%
   AK Steel Holding Corp.               47,300         893
   Cleveland-Cliffs Inc.                25,500         793
                                                -----------
                                                     1,686

LEISURE TIME - 2.83%
   Brunswick Corp.                      28,200         627

MACHINERY - 10.15%
   Esterline Technologies Corp. (a)     66,900         774
   Flowserve Corp.                      41,500         705
   Tecumsah Products Co.                16,400         774
                                                -----------
                                                     2,253

MANUFACTURING - 3.18%
   Lancaster Colony Corp.               21,300         706

OFFICE & BUSINESS EQUIPMENT - 2.36%
   Steelcase Inc.                       43,600         523

OIL & GAS PRODUCERS - 6.69%
   Peoples Energy Corp.                 11,600         389
   Ultramar Diamond Shamrock Corp.      32,200         731
   WD-40 Co.                            16,500         365
                                                -----------
                                                     1,485

SAVINGS & LOANS - 5.23%
   Astoria Financial Corp.              17,900         545
   Sovereign Bancorp Inc.               82,500         615
                                                -----------
                                                     1,160

SHIPBUILDING - 2.76%
   Newport News Shipbuilding Inc.       22,300         613

TRANSPORTATION - 3.88%
   Frozen Food Express Industries
   Inc.                                 57,600         223
   GATX Corp.                           18,900         638
                                                -----------
                                                       861
                                                -----------

     Total Common Stocks
       (cost $25,518)                               22,142
                                                -----------

                     See notes to the financial statements.

                     PPM AMERICA SMALL CAP VALUE EQUITY FUND

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

SHORT TERM INVESTMENTS - 0.23%

MONEY MARKET FUND - 0.23%
  Dreyfus Cash Management Plus,
    5.53% (b)                           51,470  $       51
                                                -----------

     Total Short Term Investments
       (cost $51)                                       51
                                                -----------

TOTAL INVESTMENTS - 100%
  (cost $25,569)                                $   22,193
                                                ===========

















--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yields change daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1999.

                     See notes to the financial statements.

                        PPM AMERICA HIGH YIELD BOND FUND

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

CORPORATE BONDS - 95.78%

AEROSPACE & DEFENSE - 1.73%
   Fairchild Corp., 10.75%,
   04/15/2009                       $  500,000  $      427

BANKS - 0.41%
   Sovereign Bancorp,
    10.25%, 05/15/2004                  30,000          30
    10.50%, 11/15/2006                  70,000          71
                                                -----------
                                                       101

BEVERAGES - 2.05%
   National Wine & Spirits Inc.,
   10.125%, 01/15/2009                 500,000         504

BUILDING MATERIALS -  8.88%
   Brand Scaffold Services Inc.,
   10.25%, 02/15/2008                  500,000         453
   Juno Lighting Inc., 11.875%,
    07/01/2009                         400,000         368
   NCI Building Systems Inc.,
   9.25%, 05/01/2009                   500,000         474
   Nortek Inc., 9.125%, 09/01/2007     500,000         484
   Schuff Steel Co., 10.50%,
   06/01/2008                          500,000         409
                                                -----------
                                                     2,188

CHEMICALS - 2.53%
   Georgia Gulf Corp., 10.375%,
    11/01/2007 (c)                     100,000         104
   Lyondell Chemical Co., 10.875%,
    05/01/2009                         500,000         519
                                                -----------
                                                       623

COMMERCIAL SERVICES - 1.94%
   Marsulex Inc., 9.625%, 07/01/2008   500,000         479

DIVERSIFIED FINANCIAL SERVICES - 4.00%
   DVI Inc., 9.875%, 02/01/2004        500,000         491
   Knology Holdings Inc., (Step-Up
   Bond), 11.875%, 10/15/2007 (a)      750,000         494
                                                -----------
                                                       985

ELECTRICAL COMPONENTS & EQUIPMENT - 1.99%
   Integrated Circuit Systems Inc.,
   11.50%, 05/15/2009                  500,000         490

ENTERTAINMENT - 7.54%
   Alliance Atlantis Communications
    Corp., 13.00%, 12/15/2009          300,000         292
   Hollywood Casino Shreveport/
    Shreveport Capital Corp.,
    13.00%, 08/01/2006 (c)             400,000         427
   Imax Corp., 7.875%, 12/01/2005      500,000         469
   Lady Luck Gaming Corp.,
   11.875%, 03/01/2001                 190,000         190

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

   Waterford Gaming LLC,  9.50%,
    03/15/2010 (c)                  $  489,000  $      480
                                                -----------
                                                     1,858

FOOD - 4.02%
   Agrilink Foods Inc., 11.875%,
    11/01/2008                         500,000         493
   Canadaigua Brands Inc., 8.625%,
    08/01/2006                         500,000         498
                                                -----------
                                                       991

HAND & MACHINE TOOLS - 1.98%
   Applied Power Inc., 8.75%,
    04/01/2009                         500,000         489

HEALTHCARE - 4.01%
   LifePoint Hospitals Holdings
   Inc., 10.75%, 05/15/2009            500,000         522
   Tenet Healthcare Corp., 8.125%,
    12/01/2008                         500,000         467
                                                -----------
                                                       989

HOME FURNISHINGS - 1.99%
   Windmere-Durable Holdings Inc.,
    10.00%, 07/31/2008                 500,000         491

LODGING - 1.81%
   HMH Properties, 7.875%,
   08/01/2008                          500,000         446

MANUFACTURING - 3.57%
   Prestolite Electric Inc.,
   9.625%, 02/01/2008                  500,000         391
   Repap New Brunswick,  9.00%,
    06/01/2004                         500,000         489
                                                -----------
                                                       880

MEDIA - 4.14%
   Echostar DBS Corp., 9.375%,
    02/01/2009                         500,000         501
   Insight Midwest LP, 9.75%,
    10/01/2009 (c)                     500,000         519
                                                -----------
                                                     1,020

OFFICE & BUSINESS EQUIPMENT - 0.91%
   General Binding Corp., 9.375%,
    06/01/2008                         500,000         224

PACKAGING & CONTAINERS - 6.23%
   Packaging Corp. of America,
   9.625%, 04/01/2009                  500,000         514
   Riverwood International Corp.,
   10.25%, 04/01/2006                  500,000         509
   U.S. Can Corp., 10.125%,
   10/15/2006                          500,000         511
                                                -----------
                                                     1,534

RETAIL - 8.93%
   APCOA Inc., 9.25%,  03/15/2008      500,000         354

                      See notes the financial statements.

                        PPM AMERICA HIGH YIELD BOND FUND

                                    SHARES OR   MARKET
                                    PRINCIPAL     VALUE
                                     AMOUNTS     (000)
-----------------------------------------------------------

   Buhrmann U.S. Inc., 12.25%,
    11/01/2009                      $  400,000  $      415
   Finlay Enterprises Inc., 9.00%,
    05/01/2008                         500,000         440
   Jo-Ann Stores Inc., 10.375%,
    05/01/2007                         500,000         489
   Stater Brothers Holdings Inc.,
   10.75%, 08/15/2006                  500,000         501
                                                -----------
                                                     2,199

SEMICONDUCTORS - 1.98%
   Hadco Corp., 9.50%, 06/15/2008      500,000         488

SOFTWARE - 2.09%
   PSINet Inc., 11.00%, 08/01/2009     500,000         515

TELECOMMUNICATIONS - 23.05%
   Adelphia Business Solutions
   Inc., 12.00%, 11/01/2007            500,000         527
   AT&T Canada Inc., (Step-Up Bond),
    9.95%, 06/15/2008 (a)              750,000         590
   Crown Castle International
   Corp., (Step- Up Bond), 10.375%,
    05/15/2011 (a)                     750,000         470
   KMC Telecom Holdings Inc., 13.50%
     05/15/2009 (c)                    500,000         492
   Metromedia Fiber Network Inc.,
   10.00% 12/15/2009                   500,000         514
   Nextel Communications Inc.,
   (Step-Up Bond), 9.95%, 02/15/2008
   (a)                                 750,000         530
   NEXTLINK Communications Inc.,
    10.75%, 06/01/2009                 500,000         516
   Primus Telecommunications Group
   Inc., 11.25%, 01/15/2009            500,000         482

                                    SHARES OR    ARKET
                                    PRINCIPAL     VALUE
                                     AMOUNTS    M (000)
-----------------------------------------------------------

   RCN Corp., 10.125%, 01/15/2010   $  500,000  $      499
   Rogers Cablesystems Ltd., 10.00%,
    12/01/2007                         500,000         535
   Williams Communications Group
   Inc., 10.875%, 10/01/2009           500,000         524
                                                -----------
                                                     5,679
                                                -----------

     Total Corporate Bonds
       (cost $24,273)                               23,600
                                                -----------

GOVERNMENT SECURITIES - 2.02%

SOVEREIGN - 2.02%
   Republic of Argentina, 11.75%,
    04/07/2009                         500,000         498
                                                -----------

     Total Government Securities
       (cost $469)                                     498
                                                -----------

SHORT TERM INVESTMENTS - 2.20%

MONEY MARKET FUND - 2.20%
   Dreyfus Cash Management Plus,
    5.53% (b)                          543,170         543
                                                -----------

     Total Short Term Investments
       (cost $543)                                     543
                                                -----------


TOTAL INVESTMENTS - 100%
   (cost $25,285)                               $   24,641
                                                ===========

--------------------------------------------------------------------------------
(a) Denotes deferred interest security that receives no current coupon payments until a predetermined date at which time the stated coupon rate becomes effective.
(b) Dividend yields change daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1999.
(c)  144a security. Certain conditions for public sale may exist.


                     See notes to the financial statements.

--------------------------------------------------------------------------------
                        REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------



To the Shareholders and Board of Trustees of PPM America Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PPM America Value Equity Fund, PPM America Small Cap Value Equity Fund and PPM America High Yield Bond Fund (hereafter referred to as the "Trust") at December 31, 1999, and the results of each of their operations, changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


/s/PricewaterhouseCoopers LLP

Chicago, Illinois
February 4, 2000











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